CAPITAL AND FINANCIAL RISK MANAGEMENT (Schedule of interest Rate Profile of Financial Assets/Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Fixed rate instruments
Fixed rate financial liabilities (licence fees)	$ 0	$ (194)
Fixed rate financial liabilities (exchangeable note)	(83,312)	(82,664)	$ (82,021)
Fixed rate financial liabilities (borrowings)	(31)	(31)
Fixed rate financial liabilities (lease payables)	(15,844)	(18,741)
Financial assets (short-term deposits and short-term investments)	3,121	3,118
Financial assets (lease receivables)	293	506
Total interest earning financial and interest bearing financial liabilities	$ (95,773)	$ (98,006)